UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 3, 2004
Date of Report (Date of earliest event reported)

DIODES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-5740	95-2039518
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3050 East Hillcrest Drive Westlake Village, California	91362
(Address of principal executive offices)	(Zip Code)

(805) 446-4800
(Registrant's telephone number, including area code)

Item 7.     Financial Statements and Exhibits.

(c)    Exhibits

                  Exhibit 99.1 – Press Release dated February 3, 2004

Item 12.   Results of Operations and Financial Condition

 On February 3, 2004, Diodes Incorporated issued a press release announcing fourth quarter and year-end 2003 earnings. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1984, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2004	DIODES INCORPORATED
By: /s/ Carl Wertz CARL WERTZ Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number                     Description

99.1                   Press Release dated February 3, 2004

2